M Funds Supplement
Dated May 1, 2003, to
The Prospectus and Supplement each dated May 1, 2002, for
STRATEGIC ADVANTAGE and STRATEGIC ADVANTAGE II VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and
Security Life Separate Account L1

This Supplement adds certain information to your Prospectus and M Funds Supplement, each dated May 1, 2002. Please read it carefully and keep it with your Prospectus and Supplement for future reference.

Important Information About The Clifton Enhanced U.S. Equity Fund

Prior to April 30, 2003, the Clifton Enhanced U.S. Equity Fund (the "Clifton Fund") was also available through your policy. The Board of Directors of M Funds, Inc., however, has considered and adopted a plan of liquidation on behalf of the Clifton Fund.

In connection with the planned liquidation, sale of the Clifton Fund's shares were suspended effective April 30, 2003. Consequently, as of April 30, 2003, purchase orders for Clifton Fund shares (including premium payments and loan repayments to the Clifton Fund and transfers into the Clifton Fund from other investment options within your policy through your policy's dollar cost averaging or automatic rebalancing programs, or otherwise) will not be accepted and amounts designated for the Clifton Fund will be allocated proportionately to the other investment options according to your most recent allocation instructions.

The final liquidation of the Clifton Fund is planned for June 30, 2003, or as soon thereafter as practicable. We encourage all policy owners with amounts allocated to the Clifton Fund to transfer those amounts to one or more of the other available investment options under the policy prior to the date of liquidation. Upon liquidation, policy owners with amounts still allocated to the Clifton Fund will have those amounts automatically transferred to the Fidelity VIP Money Market Portfolio. All transfers involving the Clifton Fund will not count as a transfer for purposes of any limit or restriction on transfers nor will they be subject to any transfer charge. Likewise, for 30 days following liquidation of the Clifton Fund, you may transfer amounts that were automatically transferred to the Fidelity VIP Money Market Portfolio to one or more of the other available investment options, without any restriction or transfer charge.

Your policy's prospectus and the fund prospectuses can be requested by calling our Customer Service Center toll-free at 1-877-253-5050. These prospectuses contain information about your policy's investment options and the various fund fees and charges. Please read your policy's prospectus and the fund prospectuses carefully before investing.

* * * * * * * * * * * * * * * * *

Strategic Advantage and Strategic Advantage II	Page 1 of 1

Strategic Advantage and Strategic Advantage II
Variable Universal Life Insurance Policies
Issued by Security Life of Denver Insurance Company
and
Security Life Separate Account L1
Supplement dated May 1, 2003 to the Prospectus dated May 1, 2002.

This supplement adds certain information to your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.

_____________________________________

The following investment portfolios are hereby added as available variable investment options under your policy:

American Funds Insurance Series - Growth Fund - Class 2	ING MFS Mid Cap Growth Portfolio - Institutional Class *	ING JPMorgan Mid Cap Value Portfolio - Initial Class
American Funds Insurance Series - Growth-Income Fund - Class 2	ING MFS Total Return Portfolio - Institutional Class	ING PIMCO Total Return Portfolio - Initial Class
American Funds Insurance Series - International Fund - Class 2	ING Salomon Brothers Investors Portfolio - Institutional Class	ING Salomon Brothers Aggressive Growth Portfolio - Initial Class
ING Hard Assets Portfolio - Institutional Class	ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class *
ING Marsico Growth Portfolio - Institutional Class	ING T. Rowe Price Equity Income Portfolio - Institutional Class

* Prior to May 1, 2003 the Service Class of shares of this fund were available through the policy. Effective May 1, 2003 the Institutional Class of fund shares replaced the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost.

Accordingly, the Investment Portfolio Annual Expenses table is hereby supplemented with information about these new investment portfolios:

The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown below.

Strategic Advantage and Strategic Advantage II	Page 1 of 4

Investment Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)

Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
American Funds Insurance Series
Growth Fund - Class 2	0.37%	0.25%	0.01%	0.63%	N/A	0.63%
Growth-Income Fund - Class 2	0.33%	0.25%	0.02%	0.60%	N/A	0.60%
International Fund - Class 2	0.55%	0.25%	0.06%	0.86%	N/A	0.86%
ING Investors Trust
ING Hard Assets Portfolio - Institutional Class [1,2]	0.69%	0.00%	0.00%	0.69%	N/A	0.69%
ING Marsico Growth Portfolio - Institutional Class [1,2,4]	0.78%	0.00%	0.01%	0.79%	N/A	0.79%
ING MFS Mid Cap Growth Portfolio - Institutional Class [1,2,3,4,5]	0.64%	0.00%	0.02%	0.66%	N/A	0.66%
ING MFS Total Return Portfolio - Institutional Class [1,2,4,5]	0.64%	0.00%	0.02%	0.66%	N/A	0.66%
ING Salomon Brothers Investors Portfolio - Institutional Class [1,2]	0.75%	0.00%	0.01%	0.76%	N/A	0.76%
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class [1,2,3,4]	0.69%	0.00%	0.01%	0.70%	N/A	0.70%
ING T. Rowe Price Equity Income Portfolio - Institutional Class [1,2,4]	0.69%	0.00%	0.01%	0.70%	N/A	0.70%
ING Partners, Inc
ING JPMorgan Mid Cap Value Portfolio - Initial Class [6]	0.75%	N/A	0.35%	1.10%	N/A	1.10%
ING PIMCO Total Return Portfolio - Initial Class [6]	0.50%	N/A	0.35%	0.85%	N/A	0.85%
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	0.69%	N/A	0.13%	0.82%	N/A	0.82%

[1]

The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

[2]

The operating expenses for shares of each Portfolio are shown as a ratio of expenses to average daily net assets and are estimated because the class did not have full calendar year of operations. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

[3]

Prior to May 1, 2003 the Service Class of shares of this fund were available through the policy. Effective May 1, 2003 the Institutional Class of fund shares replaced the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost.

Strategic Advantage and Strategic Advantage II	Page 2 of 4

[4]

A portion of the brokerage commissions that the Marsico Growth, MFS Mid Cap Growth, MFS Total Return, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios pay is used to reduce each Portfolio’s expenses. Including these reductions and MFS management fee waiver, the "Total Net Annual Fund Expenses" for each Portfolio for the year ended December 31, 2002 would have been 0.72%, 0.59%, 0.64%, 0.69%, 0.68%, respectively. This arrangement may be discontinued at any time.

[5]

Directed Services, Inc. ("DSI") has voluntarily agreed to waive a portion of its management fee for the MFS Mid Cap Growth and MFS Total Return Portfolios. Including these waivers, the "Total Net Annual Fund Expenses" for each Portfolio for the year ended December 31,2002, would have been 0.65% and 0.65%, respectively. This arrangement may be discontinued by DSI at any time.

[6]	The fees and expenses shown in the above table are based on estimated expenses for the current fiscal year.

Additionally, the Investment Portfolio Objectives chart is hereby supplemented with information about these new investment portfolios:

INVESTMENT PORTFOLIO OBJECTIVES
Investment Portfolio Name	Investment Adviser/Subadviser	Investment Objective
American Funds Insurance Series - Growth Fund - Class 2	Investment Manager: Capital Research and Management Company	Seeks growth of capital by investing primarily in U.S. common stocks.
American Funds Insurance Series - Growth-Income Fund - Class 2	Investment Manager: Capital Research and Management Company	Seeks capital growth and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
American Funds Insurance Series - International Fund - Class 2	Investment Manager: Capital Research and Management Company	Seeks growth of capital over time by investing primarily in common stocks of companies based outside the United States.
ING Hard Assets Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: Baring International Investment Limited	A nondiversified Portfolio that seeks long-term capital appreciation.
ING Marsico Growth Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: Marsico Capital Management, LLC	Seeks capital appreciation.
ING MFS Mid Cap Growth Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	A nondiversified Portfolio that seeks long-term growth of capital.
ING MFS Total Return Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company

Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Secondarily seeks reasonable opportunity for growth of capital and income.

Strategic Advantage and Strategic Advantage II	Page 3 of 4

INVESTMENT PORTFOLIO OBJECTIVES
Investment Portfolio Name	Investment Adviser/Subadviser	Investment Objective
ING Salomon Brothers Investors Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: Salomon Brothers Asset Management Inc.	Seeks long-term growth of capital. Secondarily seeks current income.
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk.
ING T. Rowe Price Equity Income Portfolio - Institutional Class	Investment Adviser: Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.
ING JPMorgan Mid Cap Value Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Robert Fleming, Inc., a subsidiary of J.P. Morgan Chase & Co.

Seeks growth from capital appreciation. A nondiversified Portfolio that invests primarily (at least 80% of net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the subadviser believes to be undervalued.

ING PIMCO Total Return Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Pacific Investment Management Company LLC

Seeks maximum total return, consistent with capital preservation and prudent investment management. Invests under normal circumstances at least 65% of net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. Invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality.

ING Salomon Brothers Aggressive Growth Portfolio (formerly, ING MFS Emerging Equities Portfolio)	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc.

Seeks long-term growth of capital. Invests primarily (at least 80% of net assets under normal circumstances) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of emerging growth companies.

You should carefully read the current prospectus of each of these investment portfolios for more complete information about their fees and charges, investment advisers/subadvisers and investment objectives.

Strategic Advantage and Strategic Advantage II	Page 4 of 4